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                                                                    EXHIBIT 10.2

                   GENERAL WARRANTY ASSIGNMENT OF INTEREST IN
                                OIL & GAS LEASE

DATE:                     DECEMBER 31, 1997

GRANTOR:                SHELTON VOTING TRUST, A TEXAS BUSINESS TRUST
                   C/O ACCOUNTANT'S OFFICE
                   1026 WEST MAIN STREET, SUITE 208
                        LEWISVILLE, TEXAS  75067

GRANTEE:                YANKEE DEVELOPMENT CORPORATION
                   P. O. BOX 612752
                        DALLAS, TEXAS  75261-7152

CONSIDERATION:

     For Ten & No/100 Dollars ($10.00) and other good and valuable consideration.

SPECIFIC DECLARATIONS:

        This Assignment is given specifically subject to assignments of interest in and to the producing wells on said base oil & gas leases and Unit Agreement, and is not intended to be interpreted (in any manner) as an assignment of any interest in a producing oil & gas well, rather only the acreage held by base leases and Unit Agreement in Volume 405, Page 609, Deed Records of Tom Green
County, Texas.           Property Description:

     Oil & Gas leases covering tract and parcel of land more fully described on the attached Exhibit "A"

CONVEYANCE AND WARRANTY:

        Grantor, for the consideration and subject to the reservations from and exceptions to conveyance and warranty, grants, sells, and conveys to Grantee the property, together with all and singular the rights and appurtenances thereto in any wise belonging , to have and hold it to Grantee, Grantee's heirs, executors, administrators, successors, or assigns forever. Grantor binds Grantor and Grantor's heirs, executors, administrators, and successors to warrant and forever defend all and singular the property to Grantee and Grantee's heirs, executors, administrators, successors, and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof.

                                                       SHELTON VOTING TRUST
Witness : /s/ BRYAN WALKER
         ---------------------
                                                       By: /s/ RICHARD C. SMITH
                                                           ---------------------
                                                           Administrator

STATE OF TEXAS
COUNTY OF DALLAS

        This instrument was acknowledged before me on the 2, day of
November, 1998, by Bryan Walker,
________________________________________ of Shelton Voting Trust, on behalf of said Trust.
                                       /s/ JODY A. MILLS
                                       ------------------------------
                                        Notary Public, State of Texas
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                                  "EXHIBIT A"


     Oil and gas leasehold estate situated in Tom Green County, Texas and fully described below:

Debtor grants to secure party a security interest in all of the personal property, fixtures and equipment now or hereinafter situated or used in connection with the operation of the above described oil and gas leases and leasehold estate; also in all oil, gas and minerals produced from any interest covered hereby; and in all proceeds thereof; and secured party shall have all the remedies of a secured party under the Uniform Commercial Code as affecting the State of Texas and all of such remedies are herein incorporated.

     That certain real property lying and being situated in Tom Green County, Texas, and being 2,524.38 acres of land, more or less, out of the F. Roden Survey No. 1670, the Joseph Bays Survey No. 7752, the W. Palm Survey No. 2360, Survey No. 101-1/2, M. M. Boden Original Grantee, Northwest 1/4 of
     Section 42, S. P. R. R. Co. Survey, District 11, being all the land comprising the Yan-Kee (Canyon) Field Unit, which unit is described in a Unit Agreement dated October 1, 1958, recorded in Volume 405, Page 609, Deed Records of Tom Green County, Texas, executed by Hiawatha Oil & Gas Company, et al, limited to the depths between the top of the Canyon Sand to its base as found in the Hiawatha Oil & Gas Company Annie Willis Well #1 at a depth of 3,853 below the Kelly Bushing, and in the Amerada Petroleum Corporation Ed Kasberg Well #1 at a depth of 3,870 feet below the Kelly Bushing, reference to said agreement being here made for all pertinent purposes. The same being all right, title and interest undersigned has in said oil property.